Vanguard Equity Income Fund

Supplement to the Statement of Additional Information Dated
January 25, 2018

Effective July 20, 2018, Bank of New York Mellon, 22 Liberty Street, New York,
NY 10286, serves as the custodian for Vanguard Equity Income Fund (the
“Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 065B 072018